SOUTHWEST AIRLINES OUTLINES CHANGES TO DRIVE REVENUE GROWTH AND REWARD ITS MOST LOYAL CUSTOMERS DALLAS—March 11, 2025—Southwest Airlines Co. (NYSE: LUV) is evolving rapidly, implementing new initiatives that support business objectives and create choice for current and future Customers of America’s largest domestic carrier.1 Initiatives announced today will reward the airline’s most loyal Customers and give all Customers more options for a broader range of travel experiences. “We have tremendous opportunity to meet current and future Customer needs, attract new Customer segments we don’t compete for today, and return to the levels of profitability that both we and our Shareholders expect,” said Bob Jordan, President, Chief Executive Officer, & Vice Chairman of the Board of Directors at Southwest Airlines. “We will do all this while remaining focused on what’s made us strong—our People and the authentic, friendly, and award-winning Customer Service only they can provide.” The initiatives announced today include the following: • Southwest® will continue to offer two free checked bags to Rapid Rewards® A-List Preferred Members and Customers traveling on Business Select® fares, and one free checked bag to A-List Members and other select Customers. Southwest will credit one checked bag for Rapid Rewards Credit Cardmembers. Customers who do not qualify for these free bag options will be charged for their first and second checked bags (weight and size limitations apply). Changes will apply to flights booked on or after May 28, 2025.2 • The carrier recently adjusted the number of Rapid Rewards points Customers earn on qualifying flights. Customers now earn more points on Business Select fares while earning less on Wanna Get Away® and Wanna Get Away Plus® fares. Southwest Rapid News Release

2 Rewards, the carrier’s loyalty program, will also introduce variable redemption rates across higher-demand and lower-demand flights. • These strategic moves, aimed to deepen and reward loyalty between Southwest and its most engaged Customers, create new opportunities to reach consumers who value fare above everything else. To align with these changes, Southwest will introduce a new, Basic fare on our lowest priced tickets purchased on or after May 28, 2025, in advance of offering assigned seating and extra legroom options. • Southwest continues to widen its distribution channels to reach new Customers, with flights and fare products now available to book through online travel agency Expedia, beginning last month. • Flight credits issued for tickets purchased on or after May 28, 2025 will expire one year or earlier from the date of ticketing, depending on the fare type purchased.3 These changes add to the initiatives already underway at Southwest, including the forthcoming implementation of assigned seating and extra legroom options and an initial industry-standard airline partnership with Icelandair that began on February 13, the same day the carrier’s first- ever scheduled overnight redeye flights launched. As Southwest looks to provide a great travel experience for its Customers, the airline continues to focus on operational excellence. Today, Southwest leads the industry in ontime performance for 2025 and has operated 98.3 percent of its published flight schedule without cancellations—a year-over-year improvement.4 Southwest Airlines remains committed to its core tenets—amazing People who deliver great Hospitality to all Southwest Customers, a strong network with the most nonstop flights within the U.S.5, and a loyalty program that gives real value to Rapid Rewards Members. 1. U.S. Dept. of Transportation quarterly Airline Origin & Destination Survey since Q1 2021 2. Southwest’s checked bag weight and size limitations will continue to apply 3. Travel credits will expire one year from ticketing date for all fares except Basic, which will expire six months from ticketing date 4. Operational data as of February 28, 2025, as reported to the U.S. Department of Transportation 5. Cirium data June 2025 schedules of U.S. domestic air carriers

3 Cautionary Statement Regarding Forward-Looking Statements This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Specific forward-looking statements include, without limitation, statements related to (i) the Company's financial and operational outlook, expectations, goals, plans, targets, and projected results of operations, and including factors and assumptions underlying the Company's expectations and projections; and (ii) the Company’s initiatives, business objectives, strategic priorities, goals, opportunities, and focus areas. These forward-looking statements are based on the Company's current estimates, intentions, beliefs, expectations, goals, strategies, and projections for the future and are not guarantees of future performance. Forward-looking statements involve risks, uncertainties, assumptions, and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors include, among others, (i) the impact of fears or actual outbreaks of diseases, extreme or severe weather and natural disasters, actions of competitors (including, without limitation, pricing, scheduling, capacity, and network decisions, and consolidation and alliance activities), consumer perception, economic conditions, banking conditions, fears or actual acts of terrorism or war, sociodemographic trends, and other factors beyond the Company's control, on consumer behavior and the Company's results of operations and business decisions, plans, strategies, and results; (ii) the Company's ability to timely and effectively implement, transition, operate, and maintain the necessary information technology systems and infrastructure to support its operations and initiatives, including with respect to revenue management and assigned and premium seating; (iii) the Company's ability to obtain and maintain adequate infrastructure and equipment to support its operations and initiatives; (iv) the impact of fuel price changes, fuel price volatility, volatility of commodities used by the Company for hedging jet fuel, and any changes to the Company's fuel hedging strategies and positions, on the Company's business plans and results of operations; (v) the Company's dependence on The Boeing Company ("Boeing") and Boeing suppliers with respect to the Company's aircraft deliveries, Boeing MAX 7 aircraft certifications, fleet and capacity plans, operations, maintenance, strategies, and goals; (vi) the Company's dependence on the Federal Aviation Administration with respect to safety approvals for the new cabin layout and the certification of the Boeing MAX 7 aircraft; (vii) the Company's dependence on other third parties, in particular with respect to its technology plans, its plans and expectations related to revenue management, online travel agencies, operational reliability, fuel supply, maintenance, Global Distribution Systems, and the impact on the Company's operations and results of operations of any third party delays or nonperformance; (viii) the Company's ability to timely and effectively prioritize its initiatives and focus areas and related expenditures; (ix) the impact of labor matters on the Company's business decisions, plans, strategies, and results; (x) the impact of governmental regulations and other governmental actions on the Company's business plans, results, and operations; (xi) the Company's dependence on its workforce, including its ability to employ and retain sufficient numbers of qualified Employees with appropriate skills and expertise to effectively and efficiently maintain its operations and execute the Company's plans, strategies, and initiatives; (xii) the cost and effects of the actions of activist shareholders; and (xiii) other factors, as described in the Company's filings with the Securities and

4 Exchange Commission, including the detailed factors discussed under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024. ABOUT SOUTHWEST AIRLINES CO. Southwest Airlines Co. operates one of the world's most admired and awarded airlines, offering its one-of-a-kind value and Hospitality at 117 airports across 11 countries. Southwest took flight in 1971 to democratize the sky through friendly, reliable, and low-cost air travel and now carries more air travelers flying nonstop within the United States than any other airline1. By empowering its more than 72,0002 People to deliver unparalleled Hospitality, the maverick airline cherishes a passionate loyalty among more than 140 million Customers carried in 2024. Southwest leverages a unique legacy and mission to serve communities around the world including harnessing the power of its People and Purpose to put communities at the Heart of its success. Learn more by visiting Southwest.com/citizenship. 1. Based on U.S. Dept. of Transportation quarterly Airline Origin & Destination Survey since Q1 2021 2. Fulltime-equivalent active Employees as of Dec. 31, 2024 Media Contacts:  Visit the Southwest Newsroom at swamedia.com for multimedia assets and other Company news.      Media Relations Team: 214-792-4847, option 1     # # #